Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

Fourth Quarter 2012

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This supplement includes statements about future economic performance, finances, expectations, plans and prospects of Alterra and Markel, both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Alterra and Markel, please refer to their respective Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q and other documents filed by Alterra and Markel since March 1, 2012 with the Securities Exchange Commission (“SEC”). These documents are also available free of charge, in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136. Neither Alterra nor Markel undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This supplement contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Alterra’s and Markel’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Alterra’s or Markel’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this supplement should not be considered as a representation by Alterra, Markel or any other person that Alterra’s or Markel’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth in Alterra’s and Markel’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Alterra and Markel.

Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Alterra or Markel or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus of Markel and Alterra that has been filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

Additional information about the proposed merger and where to find it:

This supplement relates to a proposed merger between Alterra and Markel. On December 27, 2012, Markel filed with the SEC a registration statement on Form S-4, and on January 18, 2013, Markel and Alterra each filed the definitive joint proxy statement/prospectus. This supplement is not a substitute for the definitive joint proxy statement/prospectus or any other document that Markel or Alterra filed or may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Alterra, by directing a request to Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136.

Participants in the solicitation:

Alterra and Markel and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies from both Alterra’s and Markel’s shareholders in favor of the proposed transaction. Information about Alterra’s directors and executive officers and their ownership in Alterra common stock is available in the proxy statement dated March 26, 2012 for Alterra’s 2012 annual general meeting of shareholders. Information about Markel’s directors and executive officers and their ownership of Markel common stock is available in the proxy statement dated March 16, 2012 for Markel’s 2012 annual meeting of shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Years Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income (loss)	$(51,810)	$30,948	$143,806	$65,282	(267.4%)	120.3%
Net operating income (loss) [a]	(49,713)	31,685	119,103	96,600	(256.9%)	23.3%
Operating cashflow	55,875	(39,908)	313,113	235,567	(240.0%)	32.9%
Gross premiums written	357,043	325,983	1,971,458	1,904,066	9.5%	3.5%
Net premiums earned	343,632	349,104	1,365,223	1,424,974	(1.6%)	(4.2%)
Total assets	10,658,250	10,185,847	10,658,250	10,185,847	4.6%	4.6%
Total shareholders’ equity	2,839,722	2,809,235	2,839,722	2,809,235	1.1%	1.1%

PER SHARE
Basic earnings per share
Net income (loss)	$(0.54)	$0.30	$1.47	$0.62
Net operating income (loss) [a]	(0.52)	0.31	1.22	0.92
Diluted earnings per share
Net income (loss)	$(0.54)	$0.30	$1.43	$0.61
Net operating income (loss) [a]	(0.52)	0.30	1.18	0.91

Weighted average shares outstanding - basic	95,691,699	103,323,377	98,012,424	105,249,683
Weighted average shares outstanding - diluted	95,691,699	104,672,891	100,557,352	106,502,893

Book value per common share [b]	$29.56	$27.51	$29.56	$27.51	7.4%	7.4%
Diluted book value per share (treasury stock method) [b]	28.34	26.91	28.34	26.91	5.3%	5.3%
Diluted tangible book value per share (treasury stock method) [b]	27.79	26.37	27.79	26.37	5.4%	5.4%

RATIOS
Annualized return on average shareholders’ equity [c]	(7.2%)	4.4%	5.0%	2.3%
Annualized net operating return on average shareholders’ equity [c]	(6.9%)	4.5%	4.2%	3.4%

Loss ratio [d]	86.0%	66.5%	68.0%	66.5%
Acquisition cost ratio [d]	19.4%	18.5%	18.4%	18.3%
General and administrative expense ratio [d]	13.5%	12.4%	13.1%	13.4%
Combined ratio [d]	119.0%	97.4%	99.5%	98.2%

[a]	Non-GAAP financial measure. For definition and calculation see page 32.
[b]	For calculations see page 33.
[c]	Non-GAAP financial measure. For calculations see page 30.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$440,298	$405,809	$427,704	$394,514	$469,477
Fixed maturities, trading at fair value	429,246	376,498	211,796	223,592	229,206
Fixed maturities, available for sale at fair value	5,647,303	5,728,640	5,709,850	5,518,102	5,501,925
Fixed maturities, held to maturity at amortized cost	852,266	837,348	833,990	885,214	874,259
Equity method investments	92,050	86,797	90,323	80,430	13,670
Other investments, at fair value	316,955	290,073	276,081	252,454	272,845
Restricted cash and cash equivalents	254,458	245,747	336,253	450,229	453,367
Accrued interest income	65,361	65,236	65,252	64,295	71,322
Premiums receivable	729,877	872,948	991,927	869,800	715,154
Losses and benefits recoverable from reinsurers	1,289,577	1,149,684	1,083,840	1,108,036	1,068,119
Deferred acquisition costs	146,328	166,128	170,904	176,199	145,850
Prepaid reinsurance premiums	247,740	303,171	326,014	299,163	212,238
Trades pending settlement	27,768	77,802	31,925	111,194	22,887
Goodwill and intangible assets	54,751	55,371	55,431	55,771	56,111
Other assets	64,272	72,758	85,296	86,785	79,417

Total assets	$10,658,250	$10,734,010	$10,696,586	$10,575,778	$10,185,847

LIABILITIES
Property and casualty losses	$4,690,344	$4,460,045	$4,308,316	$4,322,847	$4,216,538
Life and annuity benefits	1,159,545	1,148,317	1,148,304	1,203,752	1,190,697
Deposit liabilities	132,910	139,518	158,412	151,058	151,035
Funds withheld from reinsurers	92,733	93,190	93,510	92,793	112,469
Unearned property and casualty premiums	1,031,633	1,192,203	1,281,406	1,221,788	1,020,639
Reinsurance balances payable	157,199	214,202	260,351	201,409	134,354
Accounts payable and accrued expenses	107,742	93,810	116,575	90,359	110,380
Trades pending settlement	5,890	29,022	37,455	—	—
Senior notes	440,532	440,527	440,521	440,510	440,500

Total liabilities	7,818,528	7,810,834	7,844,850	7,724,516	7,376,612

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00) 96,059,645 shares issued and outstanding	96,060	95,985	96,853	100,707	102,102
Additional paid-in capital	1,721,241	1,715,748	1,729,311	1,807,287	1,847,034
Accumulated other comprehensive income	244,172	265,232	202,229	185,146	166,957
Retained earnings	778,249	846,211	823,343	758,122	693,142

Total shareholders’ equity	2,839,722	2,923,176	2,851,736	2,851,262	2,809,235

Total liabilities and shareholders’ equity	$10,658,250	$10,734,010	$10,696,586	$10,575,778	$10,185,847

Book value per share	$29.56	$30.45	$29.44	$28.31	$27.51

Diluted book value per share (treasury stock method)	$28.34	$29.57	$28.68	$27.67	$26.91

Diluted tangible book value per share (treasury stock method) [a]	$27.79	$29.01	$28.12	$27.13	$26.37

Debt-to-capital ratio [b]	13.4%	13.1%	13.4%	13.4%	13.6%

[a]	Non-GAAP financial measure. For calculations see page 33.
[b]	Calculated as debt, being senior notes divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
REVENUES
Gross premiums written	$357,043	$386,228	$566,857	$661,330	$325,983	$315,398
Reinsurance premiums ceded	(113,881)	(123,477)	(189,879)	(224,462)	(107,203)	(77,617)

Net premiums written	$243,162	$262,751	$376,978	$436,868	$218,780	$237,781

Earned premiums	$504,757	$483,222	$496,839	$477,867	$460,636	$445,683
Earned premiums ceded	(161,125)	(150,584)	(146,061)	(139,692)	(111,532)	(103,129)

Net premiums earned	343,632	332,638	350,778	338,175	349,104	342,554

Net investment income	52,039	53,518	54,729	58,678	57,080	61,080
Net realized and unrealized gains (losses) on investments	11,476	20,436	13,481	25,493	(5,775)	9,825

Total other-than-temporary impairment losses	(3,143)	(522)	(420)	(5,467)	(703)	(3,918)
Portion of loss recognized in other comprehensive income (loss) before taxes	2,766	(70)	(150)	98	1	2,144

Net impairment losses recognized in earnings	(377)	(592)	(570)	(5,369)	(702)	(1,774)

Other income	1,425	1,586	1,928	5,362	2,017	2,862

Total revenues	408,195	407,586	420,346	422,339	401,724	414,547

LOSSES AND EXPENSES
Net losses and loss expenses	295,123	228,529	196,764	206,029	231,533	179,047
Claims and policy benefits	17,006	11,838	13,272	13,466	14,564	18,551
Acquisition costs	66,595	61,923	62,171	59,724	64,380	53,563
Interest expense	8,355	9,026	9,635	8,628	13,296	7,866
Net foreign exchange (gains) losses	(71)	(82)	25	(32)	(753)	(382)
Merger and acquisition expenses	3,289	—	—	—	—	500
General and administrative expenses	55,188	57,515	58,777	60,082	54,657	76,759

Total losses and expenses	445,485	368,749	340,644	347,897	377,677	335,904

INCOME (LOSS) BEFORE TAXES	(37,290)	38,837	79,702	74,442	24,047	78,643

Income tax expense (benefit)	14,520	1,185	762	(4,582)	(6,901)	(1,027)

NET INCOME (LOSS)	(51,810)	37,652	78,940	79,024	30,948	79,670

Change in net unrealized gains and losses on fixed maturities, net of tax	(11,752)	54,301	23,444	16,819	(3,670)	(87,633)
Foreign currency translation adjustment	(9,308)	8,702	(6,361)	1,370	(2,398)	(3,746)

COMPREHENSIVE INCOME (LOSS)	$(72,870)	$100,655	$96,023	$97,213	$24,880	$(11,709)

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	86.0%	68.8%	56.2%	61.0%	66.5%	52.5%
Acquisition cost ratio [b]	19.4%	18.6%	17.7%	17.6%	18.5%	15.7%
General and administrative expense ratio [c]	13.5%	12.4%	12.6%	14.0%	12.4%	16.5%

Combined ratio [d]	119.0%	99.9%	86.6%	92.6%	97.4%	84.8%

Net income (loss) per share	$(0.54)	$0.39	$0.79	$0.78	$0.30	$0.70
Net income (loss) per diluted share	$(0.54)	$0.38	$0.77	$0.77	$0.30	$0.69
Net operating income (loss) per share - diluted [e]	$(0.52)	$0.33	$0.68	$0.66	$0.30	$0.66

Annualized ROAE [f]	(7.2%)	5.2%	11.1%	11.2%	4.4%	10.7%
Annualized net operating ROAE [f]	(6.9%)	4.5%	9.7%	9.6%	4.5%	10.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 32 for calculation of net operating income per share - diluted.
[f]	Non-GAAP financial measure. See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010 [g]
REVENUES
Gross premiums written	$1,971,458	$1,904,066	$1,410,731
Reinsurance premiums ceded	(651,699)	(472,077)	(371,163)

Net premiums written	$1,319,759	$1,431,989	$1,039,568

Earned premiums	$1,962,685	$1,845,837	$1,578,647
Earned premiums ceded	(597,462)	(420,863)	(406,161)

Net premiums earned	1,365,223	1,424,974	1,172,486

Net investment income	218,964	234,846	222,458
Net realized and unrealized gains (losses) on investments	70,886	(38,339)	16,872

Total other-than-temporary impairment losses	(9,552)	(2,706)	(5,873)
Portion of loss recognized in other comprehensive income (loss) before taxes	2,644	(239)	3,228

Net impairment losses recognized in earnings	(6,908)	(2,945)	(2,645)

Other income	10,301	5,396	4,808

Total revenues	1,658,466	1,623,932	1,413,979

LOSSES AND EXPENSES
Net losses and loss expenses	926,445	945,593	654,841
Claims and policy benefits	55,582	59,382	65,213
Acquisition costs	250,413	261,102	187,464
Interest expense	35,644	43,688	28,275
Net foreign exchange (gains) losses	(160)	1,312	(115)
Merger and acquisition expenses	3,289	—	(48,776)
General and administrative expenses	231,562	257,074	220,586

Total losses and expenses	1,502,775	1,568,151	1,107,488

INCOME BEFORE TAXES	155,691	55,781	306,491

Income tax expense (benefit)	11,885	(9,501)	4,156

NET INCOME	143,806	65,282	302,335

Change in net unrealized gains and losses on fixed maturities, net of tax	82,812	86,104	81,406
Foreign currency translation adjustment	(5,597)	(18,093)	(7,891)

COMPREHENSIVE INCOME	$221,021	$133,293	$375,850

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	68.0%	66.5%	56.1%
Acquisition cost ratio [b]	18.4%	18.3%	16.0%
General and administrative expense ratio [c]	13.1%	13.4%	13.6%

Combined ratio [d]	99.5%	98.2%	85.7%

Net income per share - basic	$1.47	$0.62	$3.19
Net income per share - diluted	$1.43	$0.61	$3.17
Net operating income per share - diluted [e]	$1.18	$0.91	$2.64

Annualized ROAE [f]	5.0%	2.3%	12.3%
Annualized Net Operating ROAE [f]	4.2%	3.4%	10.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 32 for calculation of net operating income per share - diluted.
[f]	Non-GAAP financial measure. See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.
[g]	Includes the results for Harbor Point from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA - QUARTER ENDED DECEMBER, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$97,964	$94,587	$125,630	$38,233	$356,414	$629	$—	$357,043
Reinsurance premiums ceded	(48,698)	(55,863)	(10,950)	1,704	(113,807)	(74)	—	(113,881)

Net premiums written	$49,266	$38,724	$114,680	$39,937	$242,607	$555	$—	$243,162

Earned premiums	$94,486	$98,142	$240,252	$71,248	$504,128	$629	$—	$504,757
Earned premiums ceded	(47,524)	(62,839)	(41,447)	(9,241)	(161,051)	(74)	—	(161,125)

Net premiums earned	46,962	35,303	198,805	62,007	343,077	555	—	343,632

Net losses and loss expenses	(39,503)	(85,476)	(130,869)	(39,275)	(295,123)	—	—	(295,123)
Claims and policy benefits	—	—	—	—	—	(17,006)	—	(17,006)
Acquisition costs	(552)	(4,915)	(49,339)	(11,880)	(66,686)	91	—	(66,595)
General and administrative expenses	(7,871)	(10,849)	(19,002)	(8,722)	(46,444)	(76)	—	(46,520)
Other income	—	—	1,400	—	1,400	—	—	1,400

Underwriting income (loss)	$(964)	$(65,937)	$995	$2,130	$(63,776)	n/a	—	n/a

Net investment income						13,727	38,312	52,039
Net realized and unrealized gains on investments							11,476	11,476
Net impairment losses recognized in earnings							(377)	(377)
Corporate other income							25	25
Interest expense							(8,355)	(8,355)
Net foreign exchange gains							71	71
Merger and acquisition expense							(3,289)	(3,289)
Corporate general and administrative expenses							(8,668)	(8,668)

Income (loss) before taxes						$(2,709)	$29,195	$(37,290)

Loss ratio [a]	84.1%	242.1%	65.8%	63.3%	86.0%
Acquisition cost ratio [b]	1.2%	13.9%	24.8%	19.2%	19.4%
General and administrative expense ratio [c]	16.8%	30.7%	9.6%	14.1%	13.5%

Combined ratio [d]	102.1%	286.8%	100.2%	96.6%	119.0%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
n/a	Not applicable.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - QUARTER ENDED DECEMBER 31, 2012 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	84.1%	242.1%	65.8%	63.3%	86.0%
Acquisition cost ratio	1.2%	13.9%	24.8%	19.2%	19.4%
General and administrative expense ratio	16.8%	30.7%	9.6%	14.1%	13.5%

Combined ratio	102.1%	286.8%	100.2%	96.6%	119.0%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	29.8%	(19.8%)	13.1%	6.3%	10.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	113.9%	222.3%	78.9%	69.6%	96.8%
Acquisition cost ratio	1.2%	13.9%	24.8%	19.2%	19.4%
General and administrative expense ratio	16.8%	30.7%	9.6%	14.1%	13.5%

Combined ratio	131.9%	267.0%	113.3%	102.9%	129.8%

CONSOLIDATED UNDERWRITING RATIOS - QUARTER ENDED DECEMBER 30, 2011 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	31.4%	80.6%	51.9%	169.8%	66.5%
Acquisition cost ratio	2.2%	14.9%	22.7%	21.0%	18.5%
General and administrative expense ratio	14.4%	22.0%	8.1%	19.2%	12.4%

Combined ratio	48.1%	117.5%	82.7%	210.0%	97.4%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	51.4%	(17.0%)	10.8%	14.5%	12.3%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	82.8%	63.6%	62.7%	184.3%	78.9%
Acquisition cost ratio	2.2%	14.9%	22.7%	21.0%	18.5%
General and administrative expense ratio	14.4%	22.0%	8.1%	19.2%	12.4%

Combined ratio	99.4%	100.5%	93.5%	224.5%	109.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

GLOBAL INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$97,964	$81,627	$125,276	$66,771	$97,660	$101,116
Reinsurance premiums ceded	(48,698)	(44,157)	(53,224)	(43,251)	(50,172)	(51,700)

Net premiums written	$49,266	$37,470	$72,052	$23,520	$47,488	$49,416

Earned premiums	$94,486	$92,526	$92,803	$94,103	$91,077	$98,024
Earned premiums ceded	(47,524)	(48,392)	(45,367)	(47,133)	(42,827)	(41,104)

Net premiums earned	46,962	44,134	47,436	46,970	48,250	56,920

Net losses and loss expenses	(39,503)	(31,631)	(22,745)	(18,061)	(15,152)	(31,842)
Acquisition costs	(552)	(124)	(239)	(59)	(1,084)	(1,628)
General and administrative expenses	(7,871)	(6,328)	(6,913)	(6,481)	(6,952)	(9,782)
Other income (loss)	—	—	1	815	(128)	—

Underwriting income (loss)	$(964)	$6,051	$17,540	$23,184	$24,934	$13,668

Loss ratio	84.1%	71.7%	47.9%	38.5%	31.4%	55.9%
Acquisition cost ratio	1.2%	0.3%	0.5%	0.1%	2.2%	2.9%
General and administrative expense ratio	16.8%	14.3%	14.6%	13.8%	14.4%	17.2%

Combined ratio	102.1%	86.3%	63.0%	52.4%	48.1%	76.0%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$94,587	$88,006	$112,186	$104,282	$102,279	$77,745
Reinsurance premiums ceded	(55,863)	(40,083)	(51,524)	(70,494)	(45,443)	(20,984)

Net premiums written	$38,724	$47,923	$60,662	$33,788	$56,836	$56,761

Earned premiums	$98,142	$100,187	$100,300	$96,241	$90,048	$82,828
Earned premiums ceded	(62,839)	(52,222)	(44,490)	(40,456)	(34,078)	(28,883)

Net premiums earned	35,303	47,965	55,810	55,785	55,970	53,945

Net losses and loss expenses	(85,476)	(46,489)	(37,333)	(37,564)	(45,129)	(35,723)
Acquisition costs	(4,915)	(4,404)	(6,169)	(7,696)	(8,349)	(8,755)
General and administrative expenses	(10,849)	(11,337)	(12,215)	(12,257)	(12,299)	(9,582)
Other income	—	—	—	81	84	68

Underwriting income (loss)	$(65,937)	$(14,265)	$93	$(1,651)	$(9,723)	$(47)

Loss ratio	242.1%	96.9%	66.9%	67.3%	80.6%	66.2%
Acquisition cost ratio	13.9%	9.2%	11.1%	13.8%	14.9%	16.2%
General and administrative expense ratio	30.7%	23.6%	21.9%	22.0%	22.0%	17.8%

Combined ratio	286.8%	129.7%	99.8%	103.1%	117.5%	100.2%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$125,630	$172,796	$256,333	$343,694	$96,942	$114,173
Reinsurance premiums ceded	(10,950)	(30,318)	(57,908)	(72,109)	(2,546)	(2,908)

Net premiums written	$114,680	$142,478	$198,425	$271,585	$94,396	$111,265

Earned premiums	$240,252	$223,231	$233,352	$214,184	$225,492	$218,513
Earned premiums ceded	(41,447)	(36,446)	(32,941)	(32,036)	(19,521)	(21,082)

Net premiums earned	198,805	186,785	200,411	182,148	205,971	197,431

Net losses and loss expenses	(130,869)	(98,067)	(103,656)	(111,729)	(106,906)	(100,126)
Acquisition costs	(49,339)	(47,159)	(48,164)	(42,416)	(46,839)	(39,296)
General and administrative expenses	(19,002)	(16,259)	(17,061)	(19,311)	(16,690)	(26,640)
Other income (loss)	1,400	1,560	1,895	4,441	(100)	(216)

Underwriting income	$995	$26,860	$33,425	$13,133	$35,436	$31,153

Loss ratio	65.8%	52.5%	51.7%	61.3%	51.9%	50.7%
Acquisition cost ratio	24.8%	25.2%	24.0%	23.3%	22.7%	19.9%
General and administrative expense ratio	9.6%	8.7%	8.5%	10.6%	8.1%	13.5%

Combined ratio	100.2%	86.5%	84.3%	95.2%	82.7%	84.1%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$38,233	$43,074	$72,008	$146,143	$27,933	$20,427
Reinsurance premiums ceded	1,704	(8,835)	(27,068)	(38,590)	(8,888)	(1,859)

Net premiums written	$39,937	$34,239	$44,940	$107,553	$19,045	$18,568

Earned premiums	$71,248	$66,553	$69,330	$72,899	$52,850	$44,381
Earned premiums ceded	(9,241)	(13,440)	(23,108)	(20,049)	(14,952)	(11,894)

Net premiums earned	62,007	53,113	46,222	52,850	37,898	32,487

Net losses and loss expenses	(39,275)	(52,342)	(33,030)	(38,675)	(64,346)	(11,356)
Acquisition costs	(11,880)	(10,104)	(7,443)	(9,434)	(7,977)	(3,963)
General and administrative expenses	(8,722)	(7,342)	(7,856)	(9,095)	(7,271)	(10,260)
Other income	—	1	7	—	851	2,006

Underwriting income (loss)	$2,130	$(16,674)	$(2,100)	$(4,354)	$(40,845)	$8,914

Loss ratio	63.3%	98.5%	71.5%	73.2%	169.8%	35.0%
Acquisition cost ratio	19.2%	19.0%	16.1%	17.9%	21.0%	12.2%
General and administrative expense ratio	14.1%	13.8%	17.0%	17.2%	19.2%	31.6%

Combined ratio	96.6%	131.4%	104.6%	108.2%	210.0%	78.7%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$629	$725	$1,054	$440	$1,169	$1,937
Reinsurance premiums ceded	(74)	(84)	(155)	(18)	(154)	(166)

Net premiums written	$555	$641	$899	$422	$1,015	$1,771

Earned premiums	$629	$725	$1,054	$440	$1,169	$1,937
Earned premiums ceded	(74)	(84)	(155)	(18)	(154)	(166)

Net premiums earned	555	641	899	422	1,015	1,771

Net investment income	13,727	13,224	13,466	14,776	11,515	12,084
Net realized and unrealized (losses) gains on investments	—	—	—	—	(5,509)	3,981
Other income	—	—	—	—	413	357
Claims and policy benefits	(17,006)	(11,838)	(13,272)	(13,466)	(14,564)	(18,551)
Acquisition costs	91	(132)	(156)	(119)	(131)	79
General and administrative expenses	(76)	(74)	(119)	(34)	(67)	(1,088)

Income (loss) before taxes	$(2,709)	$1,821	$818	$1,579	$(7,328)	$(1,367)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property & Casualty:
Global Insurance:
Aviation	S	$16,262	$5,996	$3,954	$1,302	$20,410	$22,677
Excess Liability	L	22,387	23,746	31,435	25,186	21,281	18,703
Professional Liability	L	46,026	36,558	59,407	24,466	40,360	47,737
Property	S	13,289	15,327	30,480	15,817	15,609	11,999

		97,964	81,627	125,276	66,771	97,660	101,116
U.S. Insurance:
General/ Excess Liability	L	23,675	18,240	23,683	34,667	31,618	28,572
Marine	S	21,719	25,333	28,634	25,201	23,806	17,758
Professional Liability	L	19,712	17,185	13,133	11,208	15,720	2,928
Property	S	29,481	27,248	46,736	33,206	31,135	28,487

		94,587	88,006	112,186	104,282	102,279	77,745
Reinsurance:
Agriculture	S	(305)	576	5,298	17,505	186	(1,406)
Auto	S	10,850	2,491	39,590	512	20,548	22,578
Aviation	S	531	16,456	5,820	5,525	337	2,596
Credit/ Surety	S	6,844	19,018	3,266	35,850	6,764	1,557
General Casualty	L	33,449	11,182	23,625	14,956	13,130	18,078
Marine & Energy	S	2,587	3,259	6,610	13,395	3,407	(1,549)
Medical Malpractice	L	(2,238)	5,565	8,105	11,276	1,673	19,554
Other	S	(23)	(882)	549	4,437	(181)	520
Professional Liability	L	33,430	34,585	37,246	59,458	20,270	28,538
Property	S	35,547	68,266	117,629	161,124	21,645	9,134
Whole Account	S/L	1,824	2,879	191	1,408	2,408	289
Workers’ Compensation	L	3,134	9,401	8,404	18,248	6,755	14,284

		125,630	172,796	256,333	343,694	96,942	114,173
Alterra at Lloyd’s:
Accident & Health	S	7,789	9,574	8,250	17,432	5,646	5,570
Agriculture	S	(35)	(2,627)	613	20,370	—	—
Aviation	S	7,667	2,914	3,220	2,486	5,562	5,224
Financial Institutions	L	7,368	6,566	5,400	6,904	8,137	384
International Casualty	L	2,135	6,093	8,423	49,268	1,947	1,930
Marine	S	2,240	2,014	2,282	2,726	1,493	—
Professional Liability	L	3,537	4,980	6,108	5,428	1,868	4,204
Property	S	7,532	13,560	37,712	41,529	3,280	3,115

		38,233	43,074	72,008	146,143	27,933	20,427

Aggregate Property & Casualty		$356,414	$385,503	$565,803	$660,890	$324,814	$313,461

Life & Annuity:
Life		$629	$725	$1,407	$87	$399	$808
Annuity		—	—	(353)	353	770	1,129

Aggregate Life & Annuity		$629	$725	$1,054	$440	$1,169	$1,937

Aggregate Property & Casualty and Life & Annuity		$357,043	$386,228	$566,857	$661,330	$325,983	$315,398

S = Short tail lines		$162,887	$209,963	$340,739	$399,121	$160,851	$128,405
L = Long tail lines		193,527	175,540	225,064	261,769	163,963	185,056

Aggregate Property & Casualty		$356,414	$385,503	$565,803	$660,890	$324,814	$313,461

Property [a]		$85,849	$124,401	$232,557	$251,676	$71,669	$52,735
Casualty [b]		192,615	174,101	224,969	261,065	162,759	184,912
Specialty [c]		77,950	87,001	108,277	148,149	90,386	75,814

Aggregate Property & Casualty		$356,414	$385,503	$565,803	$660,890	$324,814	$313,461

[a]	Property includes property lines of business.
[b]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[c]	Specialty includes accident & health, agriculture, auto, aviation, credit/surety, energy, marine, other, and whole account lines of business.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA - YEAR ENDED DECEMBER 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity Reinsurance
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total		Corporate	Consolidated

Gross premiums written	$371,638	$399,061	$898,453	$299,458	$1,968,610	$2,848	$—	$1,971,458
Reinsurance premiums ceded	(189,330)	(217,964)	(171,285)	(72,789)	(651,368)	(331)	—	(651,699)

Net premiums written	$182,308	$181,097	$727,168	$226,669	$1,317,242	$2,517	$—	$1,319,759

Earned premiums	$373,918	$394,870	$911,019	$280,030	$1,959,837	$2,848	$—	$1,962,685
Earned premiums ceded	(188,416)	(200,007)	(142,870)	(65,838)	(597,131)	(331)	—	(597,462)

Net premiums earned	185,502	194,863	768,149	214,192	1,362,706	2,517	—	1,365,223

Net losses and loss expenses	(111,940)	(206,862)	(444,321)	(163,322)	(926,445)	—	—	(926,445)
Claims and policy benefits	—	—	—	—	—	(55,582)	—	(55,582)
Acquisition costs	(974)	(23,184)	(187,078)	(38,861)	(250,097)	(316)	—	(250,413)
General and administrative expenses	(27,593)	(46,658)	(71,633)	(33,015)	(178,899)	(303)	—	(179,202)
Other income	816	81	9,296	8	10,201	—	—	10,201

Underwriting income (loss)	45,811	(81,760)	74,413	(20,998)	17,466	n/a	—	n/a

Net investment income						55,193	163,771	218,964
Net realized and unrealized gains on investments							70,886	70,886
Net impairment losses recognized in earnings							(6,908)	(6,908)
Corporate other income							100	100
Interest expense							(35,644)	(35,644)
Net foreign exchange gains							160	160
Merger and acquisition expenses							(3,289)	(3,289)
Corporate general and administrative expenses							(52,360)	(52,360)

Income before taxes						$1,509	$136,716	$155,691

Loss ratio [a]	60.3%	106.2%	57.8%	76.3%	68.0%
Acquisition cost ratio [b]	0.5%	11.9%	24.4%	18.1%	18.4%
General and administrative expense ratio [c]	14.9%	23.9%	9.3%	15.4%	13.1%

Combined ratio [d]	75.7%	142.0%	91.5%	109.8%	99.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
n/a	Not applicable.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - YEAR ENDED DECEMBER 31, 2012 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	60.3%	106.2%	57.8%	76.3%	68.0%
Acquisition cost ratio	0.5%	11.9%	24.4%	18.1%	18.4%
General and administrative expense ratio	14.9%	23.9%	9.3%	15.4%	13.1%

Combined ratio	75.7%	142.0%	91.5%	109.8%	99.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	23.9%	(4.1%)	6.9%	0.5%	6.7%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	84.2%	102.1%	64.8%	76.8%	74.6%
Acquisition cost ratio	0.5%	11.9%	24.4%	18.1%	18.4%
General and administrative expense ratio	14.9%	23.9%	9.3%	15.4%	13.1%

Combined ratio	99.6%	137.9%	98.5%	110.3%	106.1%

CONSOLIDATED UNDERWRITING RATIOS - YEAR ENDED DECEMBER 31, 2011 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	48.6%	68.8%	64.0%	96.7%	66.5%
Acquisition cost ratio	(0.3%)	16.3%	22.2%	22.5%	18.3%
General and administrative expense ratio	15.0%	20.2%	10.0%	19.1%	13.4%

Combined ratio	63.4%	105.3%	96.3%	138.3%	98.2%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	34.6%	(4.5%)	9.5%	10.6%	10.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	83.2%	64.3%	73.6%	107.3%	77.3%
Acquisition cost ratio	(0.3%)	16.3%	22.2%	22.5%	18.3%
General and administrative expense ratio	15.0%	20.2%	10.0%	19.1%	13.4%

Combined ratio	98.0%	100.8%	105.8%	148.9%	109.0%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

GLOBAL INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$371,638	$365,761	$370,120
Reinsurance premiums ceded	(189,330)	(181,454)	(170,608)

Net premiums written	$182,308	$184,307	$199,512

Earned premiums	$373,918	$364,087	$391,716
Earned premiums ceded	(188,416)	(175,348)	(173,123)

Net premiums earned	185,502	188,739	218,593

Net losses and loss expenses	(111,940)	(91,753)	(128,823)
Acquisition costs	(974)	517	(3,381)
General and administrative expenses	(27,593)	(28,377)	(28,615)
Other income	816	686	760

Underwriting income	$45,811	$69,812	$58,534

Loss ratio	60.3%	48.6%	58.9%
Acquisition cost ratio	0.5%	(0.3%)	1.5%
General and administrative expense ratio	14.9%	15.0%	13.1%

Combined ratio	75.7%	63.4%	73.6%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$399,061	$374,696	$323,990
Reinsurance premiums ceded	(217,964)	(142,566)	(98,576)

Net premiums written	$181,097	$232,130	$225,414

Earned premiums	$394,870	$337,041	$311,950
Earned premiums ceded	(200,007)	(113,718)	(125,218)

Net premiums earned	194,863	223,323	186,732

Net losses and loss expenses	(206,862)	(153,558)	(118,337)
Acquisition costs	(23,184)	(36,404)	(28,444)
General and administrative expenses	(46,658)	(45,171)	(36,015)
Other income	81	279	507

Underwriting income (loss)	$(81,760)	$(11,531)	$4,443

Loss ratio	106.2%	68.8%	63.4%
Acquisition cost ratio	11.9%	16.3%	15.2%
General and administrative expense ratio	23.9%	20.2%	19.3%

Combined ratio	142.0%	105.3%	97.9%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$898,453	$907,186	$531,912
Reinsurance premiums ceded	(171,285)	(83,984)	(64,131)

Net premiums written	$727,168	$823,202	$467,781

Earned premiums	$911,019	$916,688	$705,398
Earned premiums ceded	(142,870)	(70,510)	(71,627)

Net premiums earned	768,149	846,178	633,771

Net losses and loss expenses	(444,321)	(541,959)	(352,491)
Acquisition costs	(187,078)	(187,853)	(132,831)
General and administrative expenses	(71,633)	(85,019)	(70,639)
Other income	9,296	1,225	—

Underwriting income	$74,413	$32,572	$77,810

Loss ratio	57.8%	64.0%	55.6%
Acquisition cost ratio	24.4%	22.2%	21.0%
General and administrative expense ratio	9.3%	10.0%	11.1%

Combined ratio	91.5%	96.3%	87.7%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$299,458	$253,067	$179,774
Reinsurance premiums ceded	(72,789)	(63,708)	(37,448)

Net premiums written	$226,669	$189,359	$142,326

Earned premiums	$280,030	$224,665	$164,648
Earned premiums ceded	(65,838)	(60,922)	(35,793)

Net premiums earned	214,192	163,743	128,855

Net losses and loss expenses	(163,322)	(158,323)	(55,190)
Acquisition costs	(38,861)	(36,805)	(22,447)
General and administrative expenses	(33,015)	(31,304)	(23,965)
Other income	8	1,204	2,534

Underwriting income (loss)	$(20,998)	$(61,485)	$29,787

Loss ratio	76.3%	96.7%	42.8%
Acquisition cost ratio	18.1%	22.5%	17.4%
General and administrative expense ratio	15.4%	19.1%	18.6%

Combined ratio	109.8%	138.3%	78.8%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$2,848	$3,356	$4,935
Reinsurance premiums ceded	(331)	(365)	(400)

Net premiums written	$2,517	$2,991	$4,535

Earned premiums	$2,848	$3,356	$4,935
Earned premiums ceded	(331)	(365)	(400)

Net premiums earned	2,517	2,991	4,535

Net investment income	55,193	48,534	49,785
Net realized and unrealized (losses) gains on investments	—	(10,408)	11,358
Other income	—	382	286
Claims and policy benefits	(55,582)	(59,382)	(65,213)
Acquisition costs	(316)	(557)	(361)
General and administrative expenses	(303)	(648)	(2,964)

Income (loss) before taxes	$1,509	$(19,088)	$(2,574)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE YEARS ENDED
		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property & Casualty:
Global Insurance:
Aviation	S	$27,514	$32,376	$39,888
Excess Liability	L	102,754	98,582	89,933
Professional Liability	L	166,457	157,881	177,199
Property	S	74,913	76,922	63,100

		371,638	365,761	370,120
U.S. Insurance:
General Liability	L	100,265	104,654	104,777
Marine	S	100,887	88,493	67,454
Professional Liability	L	61,238	44,169	12,454
Property	S	136,671	137,380	139,305

		399,061	374,696	323,990
Reinsurance [a]:
Agriculture	S	23,074	30,682	29,222
Auto	S	53,443	98,360	32,285
Aviation	S	28,332	15,991	31,292
Credit/ Surety	S	64,978	41,210	7,004
General Casualty	L	83,212	74,652	50,394
Marine & Energy	S	25,851	24,012	16,381
Medical Malpractice	L	22,708	37,345	51,391
Other	S	4,081	3,071	2,729
Professional Liability	L	164,719	159,293	110,388
Property	S	382,566	351,791	166,129
Whole Account	S/L	6,302	35,800	3,871
Workers’ Compensation	L	39,187	34,979	30,826

		898,453	907,186	531,912
Alterra at Lloyd’s:
Accident & Health	S	43,045	37,093	30,921
Agriculture	S	18,321	—	—
Aviation	S	16,287	13,269	16,138
Financial Institutions	L	26,238	27,205	19,448
International Casualty	L	65,919	51,902	25,489
Marine	S	9,262	1,493	—
Professional Liability	L	20,053	20,696	19,591
Property	S	100,333	101,409	68,187

		299,458	253,067	179,774

Aggregate Property & Casualty		$1,968,610	$1,900,710	$1,405,796

Life & Annuity:
Life		$2,848	$1,530	$3,800
Annuity		—	1,826	1,135

Aggregate Life & Annuity		$2,848	$3,356	$4,935

Aggregate Property & Casualty and Life & Annuity		$1,971,458	$1,904,066	$1,410,731

S = Short tail lines		$1,112,708	$1,071,452	$711,971
L = Long tail lines		855,902	829,258	693,825

Aggregate Property & Casualty		$1,968,610	$1,900,710	$1,405,796

Property [b]		$694,483	$667,502	$436,721
Casualty [c]		852,750	811,358	691,890
Specialty [d]		421,377	421,850	277,185

Aggregate Property & Casualty		$1,968,610	$1,900,710	$1,405,796

[a]	Includes the results for Harbor Point from May 12, 2010.
[b]	Property includes property lines of business.
[c]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[d]	Specialty includes accident & health, agriculture, auto, aviation, credit/surety, energy, marine, other, and whole account lines of business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of Dec. 31, 2012	Investment Distribution	As of Dec. 31, 2011	Investment Distribution	As of Dec. 31, 2012	Investment Distribution	As of Dec. 31, 2011	Investment Distribution

Cash and cash equivalents	$694,756	8.6%	$922,844	11.8%	$694,756	8.4%	$922,844	11.6%

U.S. government and agencies	885,370	11.0%	751,806	9.6%	885,370	10.7%	751,806	9.5%
Non-U.S. governments	246,712	3.1%	164,621	2.1%	246,712	3.0%	164,621	2.1%
Corporate securities	2,610,605	32.5%	2,646,358	33.9%	2,610,605	31.6%	2,646,358	33.3%
Municipal securities	273,336	3.4%	263,007	3.4%	273,336	3.3%	263,007	3.3%
Asset-backed securities	371,597	4.6%	247,965	3.2%	371,597	4.5%	247,965	3.1%
Residential mortgage-backed securities	1,234,670	15.4%	1,296,277	16.6%	1,234,670	15.0%	1,296,277	16.3%
Commercial mortgage-backed securities	454,259	5.7%	361,097	4.6%	454,259	5.5%	361,097	4.5%

Fixed maturities carried at fair value	$6,076,549	75.6%	$5,731,131	73.3%	$6,076,549	73.6%	$5,731,131	72.1%

Other investments	$316,955	3.9%	$272,845	3.5%	$316,955	3.8%	$272,845	3.4%

Total investments carried at fair value	$7,088,260	88.2%	$6,926,820	88.6%	$7,088,260	85.9%	$6,926,820	87.1%

U.S. government and agencies	$27,639	0.3%	$29,201	0.4%	$31,481	0.4%	$32,906	0.4%
Non-U.S. governments	527,843	6.6%	524,449	6.7%	680,094	8.2%	623,080	7.8%
Corporate securities	296,360	3.7%	319,609	4.1%	358,308	4.3%	354,504	4.5%
Asset-backed securities	424	0.0%	1,000	0.0%	425	0.0%	1,003	0.0%

Fixed maturities carried at amortized cost	$852,266	10.6%	$874,259	11.2%	$1,070,308	13.0%	$1,011,493	12.7%

Equity method investments	$92,050	1.1%	$13,670	0.2%	$92,050	1.1%	$13,670	0.2%

Total invested assets	$8,032,576	100.0%	$7,814,749	100.0%	$8,250,618	100.0%	$7,951,983	100.0%

As of December 31, 2012, the weighted average book yield of the cash and fixed maturities portfolio was 3.15%, and the weighted average duration was 4.5 years.

	Carrying Value				Fair Value
Credit Ratings	As of Dec. 31, 2012	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution	As of Dec. 31, 2012	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution

U.S. government and agencies [a]	$2,092,893	30.2%	$1,869,405	28.3%	$2,092,893	29.3%	$1,869,405	27.7%
AAA	1,170,299	16.9%	948,861	14.4%	1,170,299	16.4%	948,861	14.1%
AA	693,411	10.0%	883,783	13.4%	693,411	9.7%	883,783	13.1%
A	1,520,959	22.0%	1,378,361	20.9%	1,520,959	21.3%	1,378,361	20.4%
BBB	320,215	4.6%	281,983	4.3%	320,215	4.5%	281,983	4.2%
BB	67,041	1.0%	84,803	1.3%	67,041	0.9%	84,803	1.3%
B	158,934	2.3%	131,159	2.0%	158,934	2.2%	131,159	1.9%
CCC or lower	38,420	0.6%	53,157	0.8%	38,420	0.5%	53,157	0.8%
Not rated	14,377	0.2%	99,619	1.5%	14,377	0.2%	99,619	1.5%

Fixed maturities carried at fair value	$6,076,549	87.7%	$5,731,131	86.8%	$6,076,549	85.0%	$5,731,131	85.0%

U.S. government and agencies	$27,639	0.4%	$29,201	0.4%	$31,481	0.4%	$32,907	0.5%
AAA	406,659	5.9%	619,832	9.4%	532,741	7.5%	733,631	10.9%
AA	284,282	4.1%	82,511	1.2%	344,170	4.8%	88,631	1.3%
A	99,235	1.4%	117,600	1.8%	119,756	1.7%	129,791	1.9%
BBB	32,031	0.5%	24,117	0.4%	39,755	0.6%	25,705	0.4%
BB	2,420	0.0%	998	0.0%	2,405	0.0%	828	0.0%

Fixed maturities carried at amortized cost	$852,266	12.3%	$874,259	13.2%	$1,070,308	15.0%	$1,011,493	15.0%

Total fixed maturities	$6,928,815	100.0%	$6,605,390	100.0%	$7,146,857	100.0%	$6,742,624	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,207,523 (December 31, 2011: $1,117,599).

Percentage totals may not add due to rounding.

	Quarter Ended Dec. 31, 2012	Quarter Ended Sept. 30, 2012	Quarter Ended June 30, 2012	Quarter Ended Mar. 31, 2012	Quarter Ended Dec. 31, 2011	Quarter Ended Dec. 31, 2010
Net investment income	$52,039	$53,518	$54,729	$58,678	$57,080	$61,080

Realized and unrealized (losses) gains on trading fixed maturities	$(1,322)	$3,621	$587	$1,066	$763	$(3,893)
Net realized gains on available for sale fixed maturities	3,312	3,087	11,990	7,759	1,990	5,816
Increase (decrease) in fair value of hedge funds	4,871	8,245	(2,894)	3,679	(5,415)	5,465
(Decrease) increase in fair value of structured deposit	(1,004)	1,003	(655)	365	(313)	1,773
Income from equity method investments	5,253	5,167	5,583	4,927	1,024	239
Decrease in fair value of catastrophe bonds	—	—	—	—	—	(52)
Increase (decrease) in fair value of derivatives	366	(687)	(1,130)	7,697	(3,824)	477

Net realized and unrealized gains (losses) on investments	$11,476	$20,436	$13,481	$25,493	$(5,775)	$9,825

Net impairment losses recognized in earnings	$(377)	$(592)	$(570)	$(5,369)	$(702)	$(1,774)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

		Periodic Rate of Return
		Last	Year	Last	Last
	As of	3 Months	to Date	12 months	60 months*
	Dec. 31, 2012

Cash and fixed maturities	$7,623,571	0.71%	5.43%	5.43%	5.40%

Distressed securities	$11,214	5.30%	12.42%	12.42%	2.77%
Diversified arbitrage	12,171	2.78%	13.01%	13.01%	(3.03%)
Emerging markets	3,576	1.23%	(27.45%)	(27.45%)	(6.23%)
Event-driven arbitrage	7,026	1.88%	(10.83%)	(10.83%)	(10.59%)
Fixed income arbitrage	—	0.00%	0.00%	0.00%	7.73%
Fund of funds	18,316	2.34%	8.45%	8.45%	2.63%
Global macro	61,145	1.73%	7.77%	7.77%	4.11%
Long / short credit	377	(3.25%)	(7.59%)	(7.59%)	(1.92%)
Long / short equity	177,708	0.86%	7.78%	7.78%	1.34%
Opportunistic	1,660	0.00%	(2.00%)	(2.00%)	(24.89%)

Hedge funds **	293,193	0.80%	3.80%	3.80%	(1.14%)

Derivatives	(488)
Structured deposits	24,250

Total other investments	$316,955

Equity method investments	$92,050

Total invested assets	$8,032,576

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]		1.34%	4.81%	4.81%	(1.75%)

Hedge Fund Performance History - 60 months ended December 31, 2012

Monthly performance	2012	2011	2010	2009	2008
January	1.53%	0.13%	0.79%	2.13%	(1.37%)
February	0.02%	0.57%	0.17%	0.65%	1.83%
March	(0.21%)	0.29%	1.02%	(0.76%)	(2.58%)
April	(0.02%)	0.73%	0.88%	(0.84%)	(0.13%)
May	(0.41%)	(0.28%)	(0.73%)	2.45%	2.51%
June	(0.48%)	(0.89%)	(0.83%)	1.53%	0.93%
July	0.81%	0.15%	0.36%	1.40%	(4.12%)
August	1.20%	(1.37%)	(0.28%)	0.78%	(2.14%)
September	0.53%	(1.13%)	1.28%	1.71%	(7.31%)
October	(0.59%)	0.07%	0.84%	1.53%	(4.85%)
November	0.73%	(0.19%)	0.40%	0.35%	(1.75%)
December	0.65%	(1.67%)	0.31%	0.77%	(1.92%)

Quarterly performance
Q1	1.33%	0.98%	1.99%	2.00%	(2.15%)
Q2	(0.91%)	(0.45%)	(0.69%)	3.14%	3.33%
Q3	2.56%	(2.33%)	1.35%	3.94%	(13.03%)
Q4	0.80%	(1.79%)	1.56%	2.66%	(8.31%)

Period return	3.80%	(3.57%)	4.25%	12.27%	(19.38%)

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of January 23, 2013
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	As of December 31, 2012
	Amortized	Fair
Issuer	Cost	Value

European Investment Bank	$65,085	$78,601
General Electric Co.	65,774	72,593
KFW	51,615	61,032
JP Morgan Chase & Co	57,442	60,953
Bank of America Corp	46,983	51,404
Wells Fargo & Co	41,479	45,563
Goldman Sachs Group Inc	41,459	44,064
Verizon Communications Inc	39,024	40,680
Citigroup Inc	32,822	37,114
Metlife Inc	34,011	36,971
Novartis AG	33,574	35,285
Credit Suisse Group AG	32,573	34,913
UBS AG	30,109	34,557
AT&T Inc	31,465	33,521
Pepsico Inc	31,055	33,054
HSBC Holdings plc	31,466	32,914
BP plc	29,935	31,557
Barclays plc	29,509	31,011
Wal-Mart Stores Inc	27,374	29,945
Canadian Imperial Bank of Commerce	29,403	29,780
Morgan Stanley	27,370	29,459
Duke Energy Corp	26,927	29,213
Lloyds Banking Group plc	24,540	27,246
Costco Wholesale Corp	26,354	26,846
Coca-Cola Co	24,343	26,723

	$911,691	$994,999

[a]	Corporate holdings includes supranationals and government-guaranteed corporate securities.

ALTERRA CAPITAL HOLDINGS LIMITED

EUROPEAN GOVERNMENT AND EUROPEAN BANKING INSTITUTION HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of December 31, 2012
	Fair
Largest European Government Holdings	Value	% of Total

France	$297,590	35.6%
Germany	281,758	33.7%
Netherlands	161,638	19.4%
United Kingdom	53,218	6.4%
Belgium	23,077	2.8%
Norway	7,381	0.9%
Denmark	4,487	0.5%
All Other European Governments	6,183	0.7%

Total European Government Holdings	$835,332	100.0%

	As of December 31, 2012
	Fair
Largest European Banking Institution Holdings	Value	% of Total

European Investment Bank	$78,601	16.0%
KFW	61,032	12.5%
UBS AG	34,557	7.1%
Credit Suisse Group AG	33,296	6.8%
HSBC Holdings plc	30,691	6.3%
Barclays plc	29,190	6.0%
Lloyds Banking Group plc	27,246	5.5%
Nordea Bank AB	21,916	4.5%
BNP Paribas SA	20,673	4.2%
All Other	152,512	31.1%

Total European Banking Institutions	$489,714	100.0%

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

EUROPEAN CORPORATE FIXED MATURITIES INVESTMENT EXPOSURES (Unaudited)

(Expressed in thousands of United States Dollars)

	As of December 31, 2012
	Banking Institutions	Other Financial Institutions	Other Corporates	Total
Country
United Kingdom	$103,614	$33,053	$106,889	$243,556
Netherlands	46,632	1,561	61,089	109,282
Germany	88,409	—	13,043	101,452
France	40,610	851	58,446	99,907
Supranational	86,238	—	—	86,238
Switzerland	65,878	1,617	1,086	68,581
Norway	20,739	—	23,314	44,053
Sweden	32,593	—	—	32,593
Luxembourg	—	—	12,095	12,095
Ireland	1,237	—	3,172	4,409
Spain	3,764	—	515	4,279
Jersey	—	—	1,679	1,679

Fair value	$489,714	$37,082	$281,328	$808,124

Balance sheet carrying value [a]	$445,227	$34,348	$261,608	$741,183

Credit rating
AAA	$262,645	$27,617	$1,822	$292,084
AA	76,827	1,561	58,863	137,251
A	130,893	5,185	186,110	322,188
BBB	12,156	2,223	26,248	40,627
BB	4,977	496	1,944	7,417
B	2,216	—	5,129	7,345
Not Rated	—	—	1,212	1,212

Fair value	$489,714	$37,082	$281,328	$808,124

Balance sheet carrying value [a]	$445,227	$34,348	$261,608	$741,183

[a]	The trading and available for sale portfolios are carried at fair value and the held to maturity portfolio is carried at amortized cost.

ALTERRA CAPITAL HOLDINGS LIMITED

NEW POINT IV SUMMARY (Unaudited)

(Expressed in thousands of United States Dollars)

New Point IV Limited (“New Point IV”) is a side car vehicle established in 2011 to provide capacity to write property catastrophe collateralized retrocessional coverage. New Point IV is sponsored by Alterra in partnership with Stone Point Capital LLC and other investors. Alterra provides underwriting services to New Point Re IV Limited (“New Point Re IV), a wholly-owned subsidiary of New Point IV.

Alterra owns 34.8% of the common shares of New Point IV and accounts for it as an equity method investment.

	FOR THE QUARTERS ENDED		FOR THE YEAR ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011

Gross Premiums Written by New Point IV [a]	$370	$—	$75,710	$8,843

The following is included in Alterra’s consolidated financial statements for the respective periods:

Balance Sheet
Other investments [b]	$88,469	$9,686	$88,469	$9,686

Statement of Operations and Comprehensive Income
Other income [c]	$1,531	$260	$9,153	$797

Income from equity method investment [d]	$5,342	$640	$21,114	$1,049

[a]	New Point IV is not consolidated by Alterra. Consequently, these gross premiums written are not included in Alterra’s gross premiums written.
[b]	Represents Alterra’s 34.8% investment in New Point IV under the equity method of accounting.
[c]	Represents the underwriting fees and profit commissions earned by Alterra in connection with New Point Re IV. This is included in the reinsurance segment and is included in net operating income.
[d]	Represents Alterra’s 34.8% share of the net income of New Point IV. This is included within net realized and unrealized gains on investments in Alterra’s statement of operations and comprehensive income and is included in net operating income.

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Income and Return on Equity:
Net income (loss)	$(51,810)	$30,948	$143,806	$65,282

Net operating income (loss)	$(49,713)	$31,685	$119,103	$96,600

Average shareholders’ equity	$2,881,449	$2,826,987	$2,862,663	$2,806,191

Annualized return on average shareholders’ equity [a]	(7.2%)	4.4%	5.0%	2.3%
Annualized net operating return on average shareholders’ equity [a]	(6.9%)	4.5%	4.2%	3.4%

Book value and dividends per share:

Diluted book value per share	$28.34	$26.91	$28.34	$26.91

Dividends paid per share	$0.16	$0.14	$0.60	$0.52

Change in diluted book value per share	(4.2%)	(1.0%)	5.3%	3.5%

Dividend payout ratio [b]	0.6%	0.5%	2.1%	1.9%

Total return to shareholders [c]	(3.6%)	(0.5%)	7.4%	5.4%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly average shareholders’ equity balances.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011

Net income (loss) available to common shareholders	$(51,810)	$30,948	$143,806	$65,282

Denominator:
Weighted average shares - basic
Outstanding [a]	95,361,754	103,081,593	97,700,159	105,022,397
Unvested restricted share units	329,945	241,784	312,265	227,286

	95,691,699	103,323,377	98,012,424	105,249,683

Share equivalents:
Warrants	—	1,247,101	2,012,786	1,023,278
Options	—	101,285	128,204	124,022
Employee stock purchase plan	—	1,128	3,390	1,386
Non participating restricted shares	—	—	400,548	104,524

Weighted average shares - diluted [b]	95,691,699	104,672,891	100,557,352	106,502,893

Net income (loss) per share	$(0.54)	$0.30	$1.47	$0.62

Net income (loss) per diluted share	$(0.54)	$0.30	$1.43	$0.61

[a]	Includes weighted average unvested participating restricted shares.
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011

Before tax
Net income (loss)	$(37,290)	$24,047	$155,691	$55,781
Net realized and unrealized (gains) losses on investments excluded from operating income, before tax [a]	(888)	1,059	(28,964)	29,486
Foreign exchange (gains) losses, before tax	(71)	(753)	(160)	1,312
Merger and acquisition expenses, before tax	3,239	—	3,239	—

Net operating income (loss)	$(35,010)	$24,353	$129,806	$86,579

Net of tax
Net income (loss)	$(51,810)	$30,948	$143,806	$65,282
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(1,094)	1,271	(27,826)	30,391
Foreign exchange (gains) losses, before tax	(48)	(534)	(116)	927
Merger and acquisition expenses, net of tax	3,239	—	3,239	—

Net operating income (loss)	$(49,713)	$31,685	$119,103	$96,600

Weighted average shares outstanding:
Basic	95,691,699	103,323,377	98,012,424	105,249,683
Diluted	95,691,699	104,672,891	100,557,352	106,502,893

Basic per share data
Net income (loss)	$(0.54)	$0.30	$1.47	$0.62
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(0.01)	0.01	(0.28)	0.29
Foreign exchange (gains) losses, net of tax	—	(0.01)	—	0.01
Merger and acquisition expenses, net of tax	0.03	—	0.03	—

Net operating income (loss)	$(0.52)	$0.31	$1.22	$0.92

Diluted per share data
Net income (loss)	$(0.54)	$0.30	$1.43	$0.61
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(0.01)	0.01	(0.28)	0.29
Foreign exchange (gains) losses, net of tax	—	(0.01)	—	0.02
Merger and acquisition expenses, net of tax	0.03	—	0.03	—

Net operating income (loss)	$(0.52)	$0.30	$1.18	$0.91

[a]	Net realized and unrealized (gains) losses on investments excluded from operating income includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments in run off and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of Dec. 31, 2012	As of Dec. 31, 2011

Price per share at period end	$28.19	$23.63

Shareholders’ equity	$2,839,722	$2,809,235

Goodwill and intangible assets	$54,751	$56,111

Tangible book value	$2,784,971	$2,753,124

Basic common shares outstanding [a]	96,059,645	102,101,950

Add: unvested restricted stock units	354,015	241,108

Add: dilutive impact of warrants outstanding	3,546,067	1,938,297

Add: dilutive impact of options outstanding	253,598	125,424

Add: unvested performance based restricted shares	—	—

Diluted shares outstanding [b]	100,213,325	104,406,779

Basic book value per share	$29.56	$27.51
Diluted book value per share	$28.34	$26.91

Basic tangible book value per share	$28.99	$26.96
Diluted tangible book value per share	$27.79	$26.37

[a]	Includes unvested restricted shares.
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.
[c]	Not included in shareholders’ equity as of December 31, 2012 were $218.0 million of unrecognized net gains on held-to-maturity securities, which if included, would increase diluted book value per share by $2.18 as of December 31, 2012.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on investments excluded from operating income (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of derivatives, catastrophe bonds, structured deposits and earnings from equity method investments in run-off), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance and the underlying fundamentals of our operations as realized and unrealized gains and losses on investments excluded from operating income and foreign exchange gains and losses may fluctuate from period to period and are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.